Exhibit 10.1





                               DYNEX CAPITAL, INC.

                            2004 STOCK INCENTIVE PLAN

                               DYNEX CAPITAL, INC.
                            2004 Stock Incentive Plan
                                       iii
                                Table of Contents

ARTICLE I DEFINITIONS                                         .               1

         1.01.    Administrator...............................................1
         1.02.    Agreement...................................................1
         1.03.    Average Net Worth...........................................1
         1.04.    Award.......................................................1
         1.05.    Board.......................................................1
         1.06.    Change in Control...........................................1
         1.07.    Code........................................................2
         1.08.    Committee...................................................2
         1.09.    Common Stock................................................3
         1.10.    Company.....................................................3
         1.11.    Control Change Date.........................................3
         1.12.    Corresponding SAR...........................................3
         1.13.    DER Accrual Period..........................................3
         1.14.    DER Award Date..............................................3
         1.15.    Dividend Equivalent Right...................................3
         1.16.    Exchange Act................................................3
         1.17.    Fair Market Value...........................................3
         1.18.    Initial Value...............................................4
         1.19.    Net Worth...................................................4
         1.20.    Option......................................................4
         1.21.    Participant.................................................4
         1.22.    Performance Criteria........................................4
         1.23.    Performance Shares..........................................4
         1.24.    Plan........................................................5
         1.25.    Related Entity..............................................5
         1.26.    SAR.........................................................5
         1.27.    Stock Award.................................................5
         1.28.    Stock Unit..................................................5

ARTICLE II PURPOSES                                                           6


ARTICLE III ADMINISTRATION                                                    7


ARTICLE IV ELIGIBILITY                                                        8


ARTICLE V STOCK SUBJECT TO PLAN                                               9

         5.01.    Shares Issued...............................................9
         5.02.    Aggregate Limit.............................................9
         5.03.    Reallocation of Shares......................................9

ARTICLE VI OPTIONS                                                           10

         6.01.    Award......................................................10
         6.02.    Option Price...............................................10
         6.03.    Maximum Option Period......................................10
         6.04.    Nontransferability.........................................10
         6.05.    Transferable Options.......................................10
         6.06.    Employee Status............................................11
         6.07.    Exercise...................................................11
         6.08.    Payment....................................................11
         6.09.    Change in Control..........................................11
         6.10.    Shareholder Rights.........................................11
         6.11.    Disposition of Stock.......................................12

ARTICLE VII SARS                                                             13

         7.01.    Award......................................................13
         7.02.    Maximum SAR Period.........................................13
         7.03.    Nontransferability.........................................13
         7.04.    Transferable SARs..........................................13
         7.05.    Exercise...................................................14
         7.06.    Change in Control..........................................14
         7.07.    Employee Status............................................14
         7.08.    Settlement.................................................14
         7.09.    Shareholder Rights.........................................14

ARTICLE VIII STOCK AWARDS                                                    15

         8.01.    Award......................................................15
         8.02.    Vesting....................................................15
         8.03.    Employee Status............................................15
         8.04.    Change in Control..........................................15
         8.05.    Shareholder Rights.........................................15

ARTICLE IX DIVIDEND EQUIVALENT RIGHTS                                        17

         9.01.    Award......................................................17
         9.02.    Time and Method of Exercise................................17

ARTICLE X PERFORMANCE SHARE AWARDS                                           18

         10.01.   Award......................................................18
         10.02.   Earning the Award..........................................18
         10.03.   Payment....................................................18
         10.04.   Shareholder Rights.........................................18
         10.05.   Nontransferability.........................................19
         10.06.   Transferable Performance Shares............................19
         10.07.   Employee Status............................................19
         10.08.   Change in Control..........................................19

ARTICLE XI STOCK UNITS                                                       20

         11.01.   Award......................................................20
         11.02.   Earning the Award..........................................20
         11.03.   Payment....................................................20
         11.04.   Nontransferability.........................................20
         11.05.   Shareholder Rights.........................................20
         11.06.   Change in Control..........................................21

ARTICLE XII ADJUSTMENT UPON CHANGE IN COMMON STOCK                           22

ARTICLE XIII COMPLIANCE WITH LAW AND APPROVAL OF
             REGULATORY BODIES                                               23

ARTICLE XIV GENERAL PROVISIONS                                               24

         14.01.   Effect on Employment and Service...........................24
         14.02.   Unfunded Plan..............................................24
         14.03.   Rules of Construction......................................24
         14.04.   Tax Withholding............................................24

ARTICLE XV AMENDMENT                                                         25


ARTICLE XVI DURATION OF PLAN                                                 26


ARTICLE XVII EFFECTIVE DATE OF PLAN                                          27

                                    ARTICLE I
                                   DEFINITIONS

1.01.    Administrator

         Administrator means the Committee and any delegate of the Committee that is appointed in accordance with Article III. Notwithstanding the preceding sentence, "Administrator" means the Board on any date on which there is not a Committee.

1.02.    Agreement

         Agreement means a written agreement (including any amendment or supplement thereto) between the Company and a Participant specifying the terms and conditions of an Award granted to such Participant.

1.03.    Average Net Worth

         Average Net Worth means for any period, the arithmetic average of the Net Worth of the Company at the beginning of such period and at the end of such period.

1.04.    Award

         Award means an award of Performance Shares, or a Stock Award, Stock Unit, Option or SAR granted to such Participant.

1.05.    Board

         Board means the Board of Directors of the Company.

1.06.    Change in Control

         Change in Control means the occurrence of any of the events set forth in any one of the following paragraphs:

     (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% or more of either (i) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); or

         (b) Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

         (c) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination,

                  (i) all or  substantially  all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, at least 80% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be; or

                  (ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination; or

                  (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

         (d) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

1.07.    Code

         Code means the Internal Revenue Code of 1986, and any amendments thereto.

1.08.    Committee

         Committee means the Compensation Committee of the Board.

1.09.    Common Stock

         Common Stock means the common stock of the Company.

1.10.    Company

         Company means Dynex Capital, Inc. or any successor thereto.

1.11.    Control Change Date

         Control Change Date means the date on which a Change in Control occurs. If a Change in Control occurs on account of a series of transactions, the Control Change Date is the date of the last of such transactions.

1.12.    Corresponding SAR

         Corresponding SAR means an SAR that is granted in relation to a particular Option and that can be exercised only upon the surrender to the Company, unexercised, of that portion of the Option to which the SAR relates.

1.13.    DER Accrual Period

         DER Accrual Period means any period that begins with the previous DER Award Date, or any date determined by this Committee after the grant date of the related Option or SAR if there is no previous DER Award Date, and that ends on the next DER Award Date.

1.14.    DER Award Date

         DER Award Date means any date determined by the Committee on which Dividend Equivalent Rights are awarded.

1.15.    Dividend Equivalent Right

         Dividend Equivalent Right means any right granted under Section 9.01 of the Plan.

1.16.    Exchange Act

         Exchange Act means the Securities Exchange Act of 1934, as amended from time to time.

1.17.    Fair Market Value

         Fair Market Value means, on any given date, the reported closing price of a share of Common Stock as reported on the New York Stock Exchange composite tape on such day, or if the Common Stock was not traded on the New York Stock Exchange on such day, then on the next preceding day that the Common Stock was so traded, all as reported by such service as the Administrator may select.

1.18.    Initial Value

         Initial Value means, with respect to a Corresponding SAR, the Option price per share of the related Option and, with respect to an SAR granted independently of an Option, the price per share of Common Stock as determined by the Administrator on the date of the grant; provided, however, that the price per share of Common Stock encompassed by the grant of an SAR shall not be less than the Fair Market Value on the date of grant. Except for an adjustment authorized under Article XII, the Initial Value may not be reduced (by amendment or cancellation of the SAR or otherwise) after the date of grant.

1.19.    Net Worth

         Net Worth means the excess of the Company's assets over liabilities, but excluding the value of any preferred equity in the Company, as determined in accordance with generally accepted accounting principles.

1.20.    Option

         Option means a stock option that entitles the holder to purchase from the Company a stated number of shares of Common Stock at the price set forth in an Agreement.

1.21.    Participant

         Participant means an employee of the Company or a Related Entity, a member of the Board or the board of directors of a Related Entity or a consultant or advisor to the Company or a Related Entity who satisfies the requirements of Article IV and is selected by the Administrator to receive an Award.

1.22.    Performance Criteria

         Performance Criteria means one or more of (a) cash flow and/or free cash flow (before or after dividends), (b) earnings per share (including earnings before interest, taxes, depreciation and amortization) (diluted and basic earnings per share), (c) the price of Common Stock, (d) return on equity,
(e) total shareholder return, (f) return on capital (including return on total capital or return on invested capital), (g) return on assets or net assets, (h) market capitalization, (i) income or net income (before or after taxes), (j) operating income or net operating income, (k) operating profit or net operating profit, (l) operating margin or profit margin, (m) return on operating revenue,
(n) market share, (o) revenue growth, (p) net interest margin, (q) sales, (r) delinquency ratios, (s) credit loss levels, (t) expenses, (u) total shareholder equity, (v) return the portfolio assets, (w) portfolio growth, (x) servicing volume, (y) production volume and (z) dividends.

1.23.    Performance Shares

         Performance Shares means an Award, in the amount determined by the Administrator and specified in an Agreement, stated with reference to a specific number of shares of Common Stock, or Stock Units, that entitles holder to receive a payment for each specified share equal to the Fair Market Value of Common Stock on the date of payment.

1.24.    Plan

         Plan means the Dynex Capital, Inc. 2004 Stock Incentive Plan.

1.25.    Related Entity

         Related Entity means any entity in which the Company has a significant entity interest, as determined by the Company.

1.26.    SAR

         SAR means a stock appreciation right that entitles the holder to receive, with respect to each share of Common Stock encompassed by the exercise of such SAR, the amount determined by the Administrator and specified in an Agreement. In the absence of such a determination, the holder shall be entitled to receive the excess, if any, of the Fair Market Value at the time of exercise over the Initial Value. References to "SARs" include both Corresponding SARs and SARs granted independently of Options, unless the context requires otherwise.

1.27.    Stock Award

         Stock Award means Common Stock awarded to a Participant under Article VIII.

1.28.    Stock Unit

         Stock Unit means an Award, or the amount determined by the Administrator and specified in an Agreement, stated with reference to a specified number of shares of Common Stock, that entitles the holder to receive a payment for each Stock Unit equal to the Fair Market Value of a share of Common Stock on the date of payment.


                                   ARTICLE II
                                    PURPOSES

         The Plan is intended to assist the Company and Related Entities in recruiting and retaining individuals with ability and initiative by enabling such persons to participate in the future success of the Company and the Related Entities and to associate their interests with those of the Company and its shareholders. The Plan is intended to permit the grant of both Options qualifying under Section 422 of the Code ("incentive stock options") and Options not so qualifying, and the grant of SARs, Stock Awards, Stock Units, Performance Shares and Dividend Equivalent Rights. No Option that is intended to be an incentive stock option shall be invalid for failure to qualify as an incentive stock option. The proceeds received by the Company from the sale of Common Stock pursuant to this Plan shall be used for general corporate purposes.


                                  ARTICLE III
                                 ADMINISTRATION

         The Plan shall be administered by the Administrator. The Administrator shall have authority to grant Awards, upon such terms (not inconsistent with the provisions of this Plan), as the Administrator may consider appropriate. Such terms may include conditions (in addition to those contained in this Plan) on the exercisability of all or any part of an Option, SAR or Dividend Equivalent Rights or on the transferability or forfeitability of a Stock Award, Stock Unit or award of Performance Shares including by way of example and not of limitation, requirements that the Participant complete a specified period of employment or service with the Company or a Related Entity, requirements that the Company achieve a specified level of financial performance or that the Company achieve a specified level of financial return. Notwithstanding any such conditions, the Administrator may, in its discretion, accelerate the time at which any Option, SAR or Dividend Equivalent Rights may be exercised, or the time at which a Stock Award may become transferable or nonforfeitable or both, or the time at which an award of Performance Shares may be settled. In addition, the Administrator shall have complete authority to interpret all provisions of this Plan; to prescribe the form of Agreements; to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of this Plan. The express grant in the Plan of any specific power to the Administrator shall not be construed as limiting any power or authority of the Administrator. Any decision made, or action taken, by the Administrator in connection with the administration of this Plan shall be final and conclusive. Neither the Administrator nor any member of the Committee shall be liable for any act done in good faith with respect to this Plan or any Agreement, or Award. All expenses of administering this Plan shall be borne by the Company, a Related Entity or a combination thereof.

         The Committee, in its discretion, may delegate to one or more officers of the Company all or part of the Committee's authority and duties with respect to grants and awards to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act. The Committee may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Committee's delegate or delegates that were consistent with the terms of the Plan.


                                   ARTICLE IV
                                   ELIGIBILITY

         Any employee of the Company, any member of the Board, any employee or director of a Related Entity (including a corporation that becomes a Related Entity after the adoption of this Plan), or any consultant or advisor to the Company or Related Entity is eligible to participate in this Plan if the Administrator, in its sole discretion, determines that such person has contributed or can be expected to contribute to the profits or growth of the Company or a Related Entity.


                                   ARTICLE V
                              STOCK SUBJECT TO PLAN

5.01.    Shares Issued

         Upon the award of shares of Common Stock pursuant to a Stock Award or in settlement of an Award of Performance Shares or Stock Units, the Company may issue shares of Common Stock from its authorized but unissued Common Stock. Upon the exercise of any Option, SAR or Dividend Equivalent Rights, the Company may deliver to the Participant (or the Participant's broker if the Participant so directs), shares of Common Stock from its authorized but unissued Common Stock.

5.02.    Aggregate Limit

         The maximum aggregate number of shares of Common Stock that may be issued under this Plan, pursuant to the exercise of SARs, Options and Dividend Equivalent Rights, the grant of Stock Awards and the settlement of Performance Shares and Stock Units is 1,500,000 shares. The maximum aggregate number of shares that may be issued under this Plan as Stock Awards is 500,000 shares. The maximum aggregate number of shares that may be issued under this Plan in settlement of Performance Shares is 500,000. The maximum aggregate number of shares that may be issued under the Plan in settlement of Stock Units is 500,000. The maximum aggregate number of shares that may be issued under this Plan and the maximum number of shares that may be issued as Stock Awards and in settlement of Performance Shares and Stock Units shall be subject to adjustment as provided in Article XII.

5.03.    Reallocation of Shares

         If an Option is terminated, in whole or in part, for any reason other than its exercise or the exercise of a Corresponding SAR, the number of shares of Common Stock allocated to the Option and any related Dividend Equivalent Rights or portion thereof may be reallocated to other Awards to be granted under this Plan. If an SAR is terminated, in whole or in part, for any reason other than its exercise or the exercise of a related Option, the number of shares of Common Stock allocated to the SAR and any related Dividend Equivalent Rights or portion thereof may be reallocated to other Awards to be granted under this Plan. If a Stock Award, Performance Share Award or Stock Unit is forfeited or terminated, in whole or in part, for any reason, the number of shares of Common Stock allocated to the Stock Award, Performance Share Award or Stock Unit or portion thereof may be reallocated to other Awards to be granted under this Plan. If shares of Common Stock are surrendered or withheld in satisfaction of tax withholding requirements the number of shares surrendered or withheld may be reallocated to other Awards to be granted under this Plan.


                                   ARTICLE VI
                                     OPTIONS

6.01.    Award

         In accordance with the provisions of Article IV, the Administrator will designate each individual to whom an Option is to be granted and will specify the number of shares of Common Stock covered by each such award; provided, however that no Participant may be granted Options in any calendar year covering more than 150,000 shares of Common Stock.

6.02.    Option Price

         The price per share for Common Stock purchased on the exercise of an Option shall be determined by the Administrator on the date of grant, but shall not be less than the Fair Market Value on the date the Option is granted. Except for an adjustment authorized under Article XII, the Option price may not be reduced (by amendment or cancellation of the Option or otherwise) after the date of grant.

6.03.    Maximum Option Period

         The maximum period in which an Option may be exercised shall be ten years from the date such Option was granted. The terms of any Option may provide that it has a term that is less than such maximum period.

6.04.    Nontransferability

         Except as provided in Section 6.05, each Option granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. In the event of any transfer of an Option (by the Participant or his transferee), the Option and any Corresponding SAR that relates to such Option must be transferred to the same person or persons or entity or entities. Except as provided in Section 6.05, during the lifetime of the Participant to whom the Option is granted, the Option may be exercised only by the Participant. No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

6.05.    Transferable Options

         Section 6.04 to the contrary notwithstanding, if the Agreement provides, an Option that is not an incentive stock option may be transferred by a Participant to the Participant's children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners, on such terms and conditions as may be permitted under Securities Exchange Commission Rule 16b-3 as in effect from time to time. The holder of an Option transferred pursuant to this section shall be bound by the same terms and conditions that governed the Option during the period that it was held by the Participant; provided, however, that such transferee may not transfer the Option except by will or the laws of descent and distribution. In the event of any transfer of an Option (by the Participant or his transferee), the Option and any Corresponding SAR that relates to such Option must be transferred to the same person or persons or entity or entities.

6.06.    Employee Status

         For purposes of determining the applicability of Section 422 of the Code (relating to incentive stock options), or in the event that the terms of any Option provide that it may be exercised only during employment or continued service or within a specified period of time after termination of employment or service, the Administrator may decide to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment or service.

6.07.    Exercise

         Subject to the provisions of this Plan and the applicable Agreement, an Option may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Administrator shall determine; provided, however, that incentive stock options (granted under the Plan and all plans of the Company and its Related Entities) may not be first exercisable in a calendar year for stock having a Fair Market Value (determined as of the date an Option is granted) exceeding the limit prescribed by Section 422(d) of the Code. An Option granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the Option could be exercised. A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the Option. The exercise of an Option shall result in the termination of any Corresponding SAR to the extent of the number of shares with respect to which the Option is exercised.

6.08.    Payment

         Unless otherwise provided by the Agreement, payment of the Option price shall be made in cash or a cash equivalent acceptable to the Administrator. Subject to rules established by the Administrator, payment of all or part of the Option price may be made with shares of Common Stock which have been owned by the Participant for at least six months and which have not been used for another Option exercise during the prior six months. If Common Stock is used to pay all or part of the Option price, the sum of the cash and cash equivalent and the Fair Market Value (determined as of the day preceding the date of exercise) of the shares surrendered must not be less than the Option price of the shares for which the Option is being exercised.

6.09.    Change in Control

         Section 6.07 to the contrary notwithstanding and subject to the terms set forth in an Agreement, each outstanding Option may be fully exercisable (in whole or in part at the discretion of the holder) upon a Change in Control. An Option that becomes exercisable pursuant to this Section 6.09 shall remain exercisable thereafter in accordance with the terms of the Agreement.

6.10.    Shareholder Rights

         No Participant shall have any rights as a shareholder with respect to shares subject to his Option until the date of exercise of such Option.

6.11.    Disposition of Stock

         A Participant shall notify the Company of any sale or other disposition of Common Stock acquired pursuant to an Option that was an incentive stock option if such sale or disposition occurs (i) within two years of the grant of an Option or (ii) within one year of the issuance of the Common Stock to the Participant. Such notice shall be in writing and directed to the Secretary of the Company.


                                  ARTICLE VII
                                     SARS

7.01.    Award

         In accordance with the provisions of Article IV, the Administrator will designate each individual to whom SARs are to be granted and will specify the number of shares covered by each such award; provided, however, no Participant may be granted SARS in any calendar year covering more than 150,000 shares of Common Stock. For purposes of the foregoing limit, an Option and Corresponding SAR shall be treated as a single award. In addition, no Participant may be granted Corresponding SARs (under all incentive stock option plans of the Company and its Affiliates) that are related to incentive stock options which are first exercisable in any calendar year for stock having an aggregate Fair Market Value (determined as of the date the related Option is granted) that exceeds the limit prescribed by Section 422(d) of the Code.

7.02.    Maximum SAR Period

         The maximum period in which an SAR may be exercised shall be ten years from the date such SAR was granted. The terms of any SAR may provide that it has a term that is less than such maximum period.

7.03.    Nontransferability

         Except as provided in Section 7.04, each SAR granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. In the event of any such transfer, a Corresponding SAR and the related Option must be transferred to the same person or persons or entity or entities. Except as provided in Section 7.04, during the lifetime of the Participant to whom the SAR is granted, the SAR may be exercised only by the Participant. No right or interest of a Participant in any SAR shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

7.04.    Transferable SARs

         Section 7.03 to the contrary notwithstanding, if the Agreement provides, an SAR, other than a Corresponding SAR that is related to an incentive stock option, may be transferred by a Participant to the Participant's children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners, on such terms and conditions as may be permitted under Securities Exchange Commission Rule 16b-3 as in effect from time to time. The holder of an SAR transferred pursuant to this Section shall be bound by the same terms and conditions that governed the SAR during the period that it was held by the Participant; provided, however, that such transferee may not transfer the SAR except by will or the laws of descent and distribution. In the event of any transfer of a Corresponding SAR (by the Participant or his transferee), the Corresponding SAR and the related Option must be transferred to the same person or person or entity or entities.

7.05.    Exercise

         Subject to the provisions of this Plan and the applicable Agreement, an SAR may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Administrator shall determine; provided, however, that a Corresponding SAR that is related to an incentive stock option may be exercised only to the extent that the related Option is exercisable and only when the Fair Market Value exceeds the option price of the related Option. An SAR granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the SAR could be exercised. A partial exercise of an SAR shall not affect the right to exercise the SAR from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the SAR. The exercise of a Corresponding SAR shall result in the termination of the related Option to the extent of the number of shares with respect to which the SAR is exercised.

7.06.    Change in Control

         Section 7.05 to the contrary notwithstanding and subject to the terms of the Agreement, each outstanding SAR may be fully exercisable (in whole or in part at the discretion of the holder) upon a Change in Control. An SAR that becomes exercisable pursuant to this Section 7.06 shall remain exercisable thereafter in accordance with the terms of the Agreement.

7.07.    Employee Status

         If the terms of any SAR provide that it may be exercised only during employment or continued service or within a specified period of time after termination of employment or service, the Administrator may decide to what extent leaves of absence for governmental or military service, illness, temporary disability or other reasons shall not be deemed interruptions of continuous employment or service.

7.08.    Settlement

         At the Administrator's discretion, the amount payable as a result of the exercise of an SAR may be settled in cash, Common Stock, or a combination of cash and Common Stock. No fractional share will be deliverable upon the exercise of an SAR but a cash payment will be made in lieu thereof.

7.09.    Shareholder Rights

         No Participant shall, as a result of receiving an SAR, have any rights as a shareholder of the Company until the date that the SAR is exercised and then only to the extent that the SAR is settled by the issuance of Common Stock.


                                  ARTICLE VIII
                                  STOCK AWARDS

8.01.    Award

         In accordance with the provisions of Article IV, the Administrator will designate each individual to whom a Stock Award is to be made and will specify the number of shares of Common Stock covered by each such award; provided, however, that no Participant may receive Stock Awards in any calendar year for more than 150,000 shares of Common Stock.

8.02.    Vesting

         The Administrator, on the date of the award, may prescribe that a Participant's rights in a Stock Award shall be forfeitable or otherwise restricted for a period of time or subject to such conditions as may be set forth in the Agreement. The restrictions set forth in the Agreement must include a period of restriction for at least three years; provided, however, that such restrictions shall not apply in the case of a Stock Award granted in connection with the settlement of Performance shares. By way of example and not of limitation, the restrictions may postpone transferability of the shares or may provide that the shares will be forfeited if the Participant separates from the service of the Company and its Related Entities before the expiration of a stated period or if the Company, a Related Entity, the Company and its Related Entities or the Participant fails to achieve stated performance objectives, including performance objectives stated with reference to Performance Criteria. The Administrator, in its discretion, may waive the requirements for vesting or transferability for all or part of the shares subject to a Stock Award in connection with a Participant's termination of employment or service.

8.03.    Employee Status

         In the event that the terms of any Stock Award provide that shares may become transferable and nonforfeitable thereunder only after completion of a specified period of employment or service, the Administrator may decide in each case to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment or service.

8.04.    Change in Control

         Sections 8.02 and 8.03 to the contrary notwithstanding and subject to the terms of the Agreement, each outstanding Stock Award may be transferable and nonforfeitable upon a Change in Control.

8.05.    Shareholder Rights

         Prior to their forfeiture (in accordance with the applicable Agreement and while the shares of Common Stock granted pursuant to the Stock Award may be forfeited or are nontransferable), a Participant will have all the rights of a shareholder with respect to a Stock Award, including the right to receive dividends and vote the shares; provided, however, that during such period (i) a Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of shares of Common Stock granted pursuant to a Stock Award, (ii) the Company shall retain custody of the certificates evidencing shares of Common Stock granted pursuant to a Stock Award, and (iii) the Participant will deliver to the Company a stock power, endorsed in blank, with respect to each Stock Award. The limitations set forth in the preceding sentence shall not apply after the shares of Common Stock granted under the Stock Award are transferable and are no longer forfeitable.


                                   ARTICLE IX
                           DIVIDEND EQUIVALENT RIGHTS

9.01.    Award

         If provided in an Agreement, any Option or SAR granted hereunder will accrue Dividend Equivalent Rights on each DER Award Date following the grant of such Option or SAR in an amount determined by the following formula: the number of shares of Common Stock subject to the Option or SAR (including for this purpose the number of shares of Common Stock subject to Dividend Equivalent Rights previously accrued on such Option or SAR) will be multiplied by the Dividend Excess (as hereinafter defined) per outstanding share of Common Stock, and the resulting product will be divided by the Fair Market Value on the DER Award Date. The "Dividend Excess," if any, for any DER Award Date shall equal the excess of dividends actually paid on shares of Common Stock during the DER Accrual Period ending with the DER Award Date, which excess shall not exceed the Company's net income for such period, over the Benchmark Earnings (as hereinafter defined). The Benchmark Earnings for any DER Award Date shall equal the product of (i) the Designated Yield (as hereinafter defined) for the DER Accrual Period ending with the DER Award Date, (ii) the Company's Average Net Worth during such DER Accrual Period and (iii) a fraction, the numerator of which is the number of days in the DER Accrual Period ending with the DER Award Date and the denominator of which is 365. The Designated Yield shall be set by the Committee or each DER Award Date, but will not be less than 2%. The Committee will determine if the DERs are to be paid in additional Options (if Options were granted), in additional SARs (if SARs were granted), in Common Stock or in cash.

9.02.    Time and Method of Exercise

         Upon exercise of the Option or the SAR, a number of accrued Dividend Equivalent Rights shall be deemed to have been exercised equal to the total number of such accrued Dividend Equivalent Rights as of the end of the month preceding the month of exercise multiplied by a fraction, the numerator of which is the number of shares of Common Stock for which the Option or SAR is being exercised on such date, and the denominator of which is the maximum number of shares of Common Stock for which the Option or the SAR could have been exercised immediately prior to such exercise; provided, however, that any fractional Dividend Equivalent Rights resulting from this calculation shall not be deemed to have been exercised. As provided in an Agreement, each Dividend Equivalent Right shall entitle the Option or the SAR holder to receive either (i) additional Options or SARs, as the case may be; (ii) Common Stock or (iii) cash upon the deemed exercise of such Right. Fractional Dividend Equivalent Rights shall continue to accrue with respect to any Option or SAR that has not been totally exercised. Upon the total exercise of any Option or SAR, any remaining fractional Dividend Equivalent Rights accrued with respect thereto shall be canceled if paid in stock. Upon the exercise of the Dividend Equivalent Rights on an Option, the proportionate number of Dividend Equivalent Rights on any Corresponding SAR will be canceled and vice versa.


                                    ARTICLE X
                            PERFORMANCE SHARE AWARDS

10.01.   Award

         In accordance with the provisions of Article IV, the Administrator will designate each individual to whom an Award of Performance Shares is to be made and will specify the number of shares of Common Stock covered by each such Award; provided, however, that no Participant may receive an Award of Performance Shares in any calendar year for more than 150,000 shares of Common Stock.

10.02.   Earning the Award

         The Administrator, on the date of the grant of an Award, shall prescribe that the Performance Shares, or a portion thereof, will be earned, and the Participant will be entitled to receive payment pursuant to the Award of Performance Shares, only upon the satisfaction of performance objectives or such other criteria as may be prescribed by the Administrator and set forth in the Agreement. The restrictions set forth in the Agreement must include the attainment of performance objectives, including performance objectives stated with reference to Performance Criteria; provided, however, that such restrictions shall not apply in the case of a Stock Award granted in connection with the settlement of Performance Shares or Stock Awards or in the case of a substitute Award pursuant to Article XII. By way of example and not of limitation, the performance objectives or other criteria may provide that the Performance Shares will be earned only if the Participant remains in the employ or service of the Company or a Related Entity for a stated period and that the Company, a Related Entity, the Company and its Related Entities or the Participant achieve stated objectives. Notwithstanding the preceding sentences of this Section 10.02, the Administrator, in its discretion, may reduce the duration of the performance period and may adjust the performance objectives for outstanding Performance Shares in connection with a Participant's termination of employment or service.

10.03.   Payment

         In the discretion of the Administrator, the amount payable when an Award of Performance Shares is earned may be settled in cash, by the issuance of Common Stock, grant of Stock Units or a combination of cash, Common Stock and/or Stock Units. A fractional share shall not be deliverable when an Award of Performance Shares is earned, but a cash payment will be made in lieu thereof.

10.04.   Shareholder Rights

         No Participant shall, as a result of receiving an Award of Performance Shares, have any rights as a shareholder until and to the extent that the Award of Performance Shares is earned and settled by the issuance of Common Stock. After an Award of Performance Shares is earned, if settled completely or partially in Common Stock, a Participant will have all the rights of a shareholder with respect to such Common Stock.

10.05.   Nontransferability

         Except as provided in Section 10.06, Performance Shares granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. No right or interest of a Participant in any Performance Shares shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

10.06.   Transferable Performance Shares

         Section 10.05 to the contrary notwithstanding, if the Agreement provides, an Award of Performance Shares may be transferred by a Participant to the Participant's children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners, on such terms and conditions as may be permitted under Securities Exchange Commission Rule 16b-3 as in effect from time to time. The holder of Performance Shares transferred pursuant to this Section shall be bound by the same terms and conditions that governed the Performance Shares during the period that they were held by the Participant; provided, however that such transferee may not transfer Performance Shares except by will or the laws of descent and distribution.

10.07.   Employee Status

         In the event that the terms of any Performance Share Award provide that no payment will be made unless the Participant completes a stated period of employment or service, the Administrator may decide to what extent leaves of absence for government or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment or service.

10.08.   Change in Control

         Section 10.02 to the contrary notwithstanding and subject to the terms of the Agreement, each outstanding Performance Award may be fully earned upon a Change in Control.


                                   ARTICLE XI
                                   STOCK UNITS

11.01.   Award

         In accordance with the provisions of Article IV, the Administrator will designate each individual to whom an Award of Stock Units is to be made and will specify the number of Stock Units covered by such Awards; provided, however, that no Participant may be awarded Stock Units for more than 150,000 shares of Common Stock in any calendar year.

11.02.   Earning the Award

         The Administrator, on the date of grant of the Award, may prescribe that the Stock Units or a portion thereof, will be earned only upon, and the Participant will be entitled to receive a payment pursuant to the Award of Stock Units, only upon the satisfaction of performance objectives or such other criteria as may be prescribed by the Administrator and set forth in the Agreement. The restrictions set forth in the Agreement must include a period of restriction of at least three years or the attainment of performance objectives, including performance objectives stated with reference to Performance Criteria; provided, however, that such restrictions shall not apply in the case of a Stock Unit granted in connection with the Settlement of Performance Shares or Stock Awards or in the case of a substitute award pursuant to Article XII. By way of example and not of limitation, the Performance Criteria or other criteria may provide that the Stock Units will be earned only if the Participant remains in the employ or service of the Company or a Related Entity for a stated period or that the Company, a Related Entity, the Company and its Related Entities or the Participant achieve stated objectives including performance objectives stated with reference to Performance Criteria. Notwithstanding the preceding sentences of this Section 11.02, the Administrator, in its discretion, may reduce the duration of the performance period and may adjust the performance objectives for outstanding Stock Units in connection with a Participant's termination of employment or service.

11.03.   Payment

         In accordance with the Agreement, the amount payable when an award of Stock Units is earned may be settled in cash, Common Stock or a combination of cash and Common Stock. A fractional share shall not be deliverable when an Award of Stock Units is earned, but a cash payment will be made in lieu thereof.

11.04.   Nontransferability

         A Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of a Stock Unit Award other than by will or the laws of descent and distribution. The limitations set forth in the preceding sentence shall not apply to Common Stock issued as payment pursuant to a award of Stock Units.

11.05.   Shareholder Rights

         No Participant shall, as a result of receiving an award of Stock Units, have any rights as a shareholder of the Company or Subsidiary until and to the extent that the Stock Units are earned and settled in shares of Common Stock. After Stock Units are earned and settled in shares of Common Stock, a Participant will have all the rights of a shareholder with respect to such shares.

11.06.   Change in Control

         Section 11.02 to the contrary notwithstanding and subject to the terms of the Agreement, each outstanding award of Stock Units may be transferable and non-forfeitable upon a Change in Control.


                                  ARTICLE XII
                     ADJUSTMENT UPON CHANGE IN COMMON STOCK

         The maximum number of shares as to which Awards may be granted under this Plan; the terms of outstanding Awards; and the per individual limitations on the number of shares of Common Stock for which Stock Awards may be granted shall be adjusted as the Committee shall determine to be equitably required in the event that (a) the Company (i) effects one or more stock dividends, stock split-ups, subdivisions or consolidations of shares or (ii) engages in a transaction to which Section 424 of the Code applies, (b) there occurs any other event which, in the judgment of the Committee necessitates such action or (c) there is a Change in Control. Any determination made under this Article XII by the Committee shall be final and conclusive.

         The issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefore, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the maximum number of shares as to which Awards may be granted, the per individual limitations on the number of shares of Common Stock for which Awards may be granted or the terms of outstanding Awards.

         The Committee may grant Awards in substitution for performance shares, phantom shares, stock awards, stock options, stock appreciation rights, or similar awards held by an individual who becomes an employee of the Company or a Related Entity in connection with a transaction or event described in the first paragraph of this Article XII. Notwithstanding any provision of the Plan (other than the limitation of Section 5.02), the terms of such substituted Awards, shall be as the Committee, in its discretion, determines is appropriate.


                                  ARTICLE XIII
              COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES

         No Option or SAR shall be exercisable, no Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Company is a party, and the rules of all domestic stock exchanges on which the Company's shares may be listed. The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any share certificate issued to evidence Common Stock when a Stock Award is granted, a Performance Share or Stock Unit is settled or for which an Option or SAR is exercised may bear such legends and statements as the Administrator may deem advisable to assure compliance with federal and state laws and regulations. No Option or SAR shall be exercisable, no Stock Award, Performance Share or Stock Unit shall be granted, no Common Stock shall be issued, no certificate for shares shall be delivered, and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Administrator may deem advisable from regulatory bodies having jurisdiction over such matters.


                                  ARTICLE XIV
                               GENERAL PROVISIONS

14.01.   Effect on Employment and Service

         Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof), shall confer upon any individual any right to continue in the employ or service of the Company or a Related Entity or in any way affect any right or power of the Company or a Related Entity to terminate the employment or service of any individual at any time with or without assigning a reason therefore.

14.02.   Unfunded Plan

         The Plan, insofar as it provides for grants, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Company to any person with respect to any grant under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

14.03.   Rules of Construction

         Headings are given to the articles and sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

14.04.   Tax Withholding

         Each Participant shall be responsible for satisfying any income and employment tax withholding obligation attributable to participation in this Plan. In accordance with procedures established by the Administrator, a Participant may surrender shares of Common Stock, or receive fewer shares of Common Stock than otherwise would be issuable, in satisfaction of all or part of that obligation.


                                   ARTICLE XV
                                    AMENDMENT

         The Board may amend or terminate this Plan from time to time; provided, however, that no amendment may become effective until shareholder approval is obtained if (i) the amendment increases the aggregate number of shares of Common Stock that may be issued under the Plan (other than an adjustment pursuant to Article XII) or (ii) the amendment changes the class of individuals eligible to become Participants. No amendment shall, without a Participant's consent, adversely affect any rights of such Participant under any Award outstanding at the time such amendment is made.


                                  ARTICLE XVI
                                DURATION OF PLAN

         No Award may be granted under this Plan more than ten years after the earlier of the date the Plan is adopted by the Board or the date that the Plan is approved in accordance with Article XVII. Awards granted before that date shall remain valid in accordance with their terms.


                                  ARTICLE XVII
                             EFFECTIVE DATE OF PLAN

         Options, SARs, Stock Units, Performance Shares and Dividend Equivalent Rights may be granted under this Plan upon its adoption by the Board, provided that no Option, SAR, Stock Unit, Performance or Dividend Equivalent Rights shall be effective or exercisable unless this Plan is approved by a majority of the votes cast by the Company's shareholders, voting either in person or by proxy, at a duly held shareholders' meeting at which a quorum is present or by unanimous consent. Stock Awards may be granted under this Plan, upon the later of its adoption by the Board or its approval by shareholders in accordance with the preceding sentence.